The Power of Attorney dated as of November 7, 2007 executed by Daniel B. Zwirn, authorizing Lawrence D. Cutler to sign and file this Form 3 on Daniel B. Zwirn's behalf, which was filed with the Form 3 filed with the Securities and Exchange Commission on November 8, 2007 by such Reporting Persons with respect to the common stock of Israel Growth Partners Acquisition Corp., is hereby incorporated by reference.

                             JOINT FILER INFORMATION

NAME: DANIEL B. ZWIRN

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
            745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)

DATE OF EVENT REQUIRING STATEMENT: November 8, 2007

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.

ADDRESS:   c/o Goldman Sachs (Cayman) Trust, Limited
           P.O. Box 896
           George Town
           Harbour Centre, 2nd Floor
           Grand Cayman, Cayman Islands
           British West Indies

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)

DATE OF EVENT REQUIRING STATEMENT: November 8, 2007

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
            745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)

DATE OF EVENT REQUIRING STATEMENT: November 8, 2007

                             JOINT FILER INFORMATION

NAME: ZWIRN HOLDINGS, LLC

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
          745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)

DATE OF EVENT REQUIRING STATEMENT: November 8, 2007

                             JOINT FILER INFORMATION

NAME: DBZ GP, LLC

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
          745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)

DATE OF EVENT REQUIRING STATEMENT: November 8, 2007